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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
OWENS-ILLINOIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OWENS-ILLINOIS, INC.

NOTICE AND PROXY STATEMENT

For

The Annual Meeting of Share Owners

To Be Held

Wednesday, May 11, 2005

YOUR VOTE IS IMPORTANT

        Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope.

OWENS-ILLINOIS, INC.
One SeaGate
Toledo, Ohio 43666

NOTICE OF ANNUAL MEETING OF SHARE OWNERS

Dear Share Owner:

        You are cordially invited to attend the Annual Meeting of Owens-Illinois' share owners which will be held on Wednesday, May 11, 2005, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio 43666 for the purpose of considering and voting upon the following matters:

  1.
  The election of three directors, each to serve for a term of three years;

  2.
  The approval of the 2005 Incentive Award Plan; and

  3.
  Such other business as may properly be presented for action at the meeting or any adjournment thereof.

        Enclosed is a Proxy Statement which provides information concerning the Company and the Board of Directors' nominees for election as directors. Also enclosed is a copy of the Company's Annual Report which describes the results of our operations during 2004 and provides other information about the Company which will be of interest.

        The Board of Directors fixed the close of business on March 14, 2005, as the record date for the determination of share owners owning the Company's Common Stock, par value $.01 per share, entitled to notice of, and to vote at, the Annual Meeting.

        Enclosed is a proxy card which provides you with a convenient means of voting on the matters to be considered at the meeting, whether or not you attend the meeting in person. All you need do is mark the proxy card to indicate your vote, sign and date the card, then return it in the enclosed envelope as soon as conveniently possible. If the shares are held in more than one name, all holders of record should sign the proxy card. If you desire to vote for all of the Board of Directors' nominees for election to the Board of Directors and in favor of the approval of the Company's 2005 Incentive Award Plan, you need not mark your votes on the proxy card but need only sign and date it and return it in the enclosed envelope. As an alternative to returning the proxy card, you may choose to make use of the Internet or telephone voting options described in the enclosed Proxy Statement and on the proxy card.

        Management sincerely appreciates your support. We hope to see you at the Annual Meeting.

                      By order of the Board of Directors,

                      Steven R. McCracken
                      Chairman of the Board

                      James W. Baehren
                      Secretary

April 5, 2005
Toledo, Ohio

OWENS-ILLINOIS, INC.
One SeaGate
Toledo, Ohio 43666

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHARE OWNERS
TO BE HELD MAY 11, 2005

        The Annual Meeting of the share owners of Owens-Illinois, Inc. (herein called the "Company") will be held on Wednesday, May 11, 2005, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio 43666. At the Annual Meeting, share owners will elect three directors, each to serve a term of three years, and consider the approval of the 2005 Incentive Award Plan (the "2005 Plan"), as more fully described below.

        This Proxy Statement has been prepared in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting and provides information concerning the persons nominated by the Board of Directors for election as directors, and other information relevant to the Annual Meeting. The Company intends to commence distribution of this Proxy Statement and the accompanying materials on or about April 5, 2005.

        The record of share owners entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on March 14, 2005 (the "record date"), and each share owner will be entitled to vote at the meeting any shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), such share owner held of record at the record date.

VOTING

        Shares can be voted at the Annual Meeting only if the share owner is present in person or represented by proxy. If shares are owned of record in the share owner's name, the share owner may cast a vote in one of four ways:

  •
  Vote by Internet: A share owner can choose to vote shares at any time over the Internet site listed on the accompanying proxy card. The Internet site will give share owners the opportunity to provide voting instructions with respect to their shares and confirm that the instructions have been accurately recorded. The Internet voting procedures have been designed to authenticate each share owner's identity by use of a unique control number found on the accompanying proxy card. If a vote is cast over the Internet, the share owner does not need to return the proxy card.

  •
  Vote by Telephone: A share owner can also vote by telephone at any time by calling the toll-free number (for residents of the U.S. and Canada) listed on the proxy card. To vote, the share owner must enter the control number listed on the proxy card and follow the recorded instructions. If a vote is cast by telephone, the share owner does not need to return the proxy card.

  •
  Vote by Mail: If the share owner chooses to vote by mail, the share owner is required to complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope.

  •
  Vote in Person: A share owner can choose to vote in person at the Annual Meeting by ballot.

        Share owners who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone or the Internet as well as by mail. The share owner should follow the instructions received from the nominee to vote these shares.

        The proxy card lists each person nominated by the Board of Directors of the Company (the "Board") for election as director. Proxies duly executed and received in time for the meeting will be voted in accordance with share owners' instructions. If no instructions are given, proxies will be voted (a) to elect Anastasia D. Kelly, John J. McMackin, Jr. and Steven R. McCracken as directors of the Company for a term of three years to expire at the annual meeting of share owners in 2008, (b) for the approval of the 2005 Plan, and (c) in the discretion of the proxy holders as to any other business which may properly come before the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes as nearly equal in size as practicable. Each class holds office until the third Annual Meeting for selection of directors following the election of such class. The Board currently consists of eight members, three of whom are Class II directors whose terms expire at this year's Annual Meeting, two of whom are Class III directors whose terms expire at the 2006 Annual Meeting, and three of whom are Class I directors whose terms expire at the 2007 Annual Meeting. With the exception of Helge H. Wehmeier, who was appointed to fill a vacancy created by the resignation of Michael W. Michelson as a Class III director effective January 25, 2005, all of the directors listed herein, including the nominees, have served as directors since the last Annual Meeting.

        The Board, on the recommendation of the Nominating/Corporate Governance Committee, has nominated three persons for election as Class II directors to serve for a three-year term expiring at the Annual Meeting of share owners to be held in 2008 and until their successors have been elected and qualified. The three nominees of the Board are Anastasia D. Kelly, John J. McMackin, Jr. and Steven R. McCracken, each of whom is currently serving as a director of the Company. If for any reason any of them should be unavailable to serve, proxies solicited hereby may be voted for a substitute as well as for the other Board nominees. The Board, however, expects all of its nominees to be available.

        The Board nominees and the directors whose terms of office continue after this year's Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including directorships in other public companies.

The Company's Board of Directors recommends that the share owners vote FOR the three nominees identified below.

Class II: Nominees for 3 Year Term

Anastasia D. Kelly Executive Vice President and General Counsel MCI	Director since 2002 Age 55

Ms. Kelly has been Executive Vice President and General Counsel of MCI since 2003. She previously served as Senior Vice President and General Counsel of Sears, Roebuck and Co. (1999-2003) and as Senior Vice President (1996-1999) and General Counsel and Secretary (1995-1999) of Fannie Mae, a financial services company. She is a member of both the Audit and Compensation Committees.

John J. McMackin, Jr. Member Williams & Jensen, P.C.	Director since 1994 Age 53

Mr. McMackin has been a member of Williams & Jensen for more than five years.

Steven R. McCracken Chairman and Chief Executive Officer Owens-Illinois, Inc.	Director since 2004 Age 51

Mr. McCracken has been President and Chief Executive Officer of the Company since April 1, 2004 and Chairman of the Board of Directors since May 12, 2004. He previously served as President of Invista, the global fibers and related intermediates business subsidiary of E. I. DuPont de Nemours and Company ("DuPont") (2003–2004), DuPont Group Vice President (2000-2003) and Vice President and General Manager of DuPont Lycra® (1997-2000)

Class I: Term Expires in 2007

James H. Greene, Jr. Member of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P.	Director since 1987 Age 54

Mr. Greene was a general partner of Kohlberg Kravis Roberts & Co., L.P. from January 1, 1993 until January 1, 1996, when he became a member of KKR & Co. L.L.C., which is the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Greene has been a general partner of KKR Associates, L.P. since January 1, 1993, and prior thereto was a limited partner of KKR Associates, L.P. and an executive of Kohlberg Kravis Roberts & Co., L.P. Mr. Greene is a director of Accuride Corporation, Alliance Imaging, Inc., Shoppers Drug Mart Corporation and Zhone Technologies, Inc. He is Chairman of the Compensation Committee and a member of the Nominating/Corporate Governance Committee.

Robert J. Dineen Chairman of the Board of Directors Layne Christensen Company	Director since 1994 Age 75

Mr. Dineen has been Chairman of the Board of Directors of Layne Christensen Company since 1992. Prior to 1993, Mr. Dineen was President and Chief Executive Officer of The Marley Company for more than five years. Mr. Dineen is a director of Layne Christensen Company. He is lead director, Chairman of the Nominating/Corporate Governance Committee and a member of both the Audit and Compensation Committees.

Thomas L. Young Executive Vice President and Chief Financial Officer Owens-Illinois, Inc.	Director since 1998 Age 61

Mr. Young retired as Executive Vice President and Chief Financial Officer of the Company effective March 31, 2005, positions he held since 2004 and 2003, respectively. He previously served the Company as Co-Chief Executive Officer (2004) and Executive Vice President, Administration and General Counsel (1998-2004). Mr. Young is a director of Manor Care Inc.

Class III: Term Expires in 2006

Gary F. Colter President CRS Inc.	Director since 2002 Age 59

Mr. Colter has been President of CRS Inc., a corporate restructuring management consulting company, since 2002. He previously served as Vice Chairman of KPMG Canada (2000-2002), Global Managing Partner, Financial Advisory Services, of KPMG International (1998-2000) and Vice Chairman of KPMG Canada (1989-1998). Mr. Colter is a director of CIBC, Core-Mark Holding Company, Inc. and Saskatchewan Wheat Pool. He is Chairman of the Audit Committee and a member of the Nominating/Corporate Governance Committee.

Helge H. Wehmeier	Director since 2005 Age 62

Mr. Wehmeier served as Vice-Chairman of Bayer Corporation from 2002 to 2004. He previously served as President and Chief Executive Officer of Bayer Corporation (1991-2002). Mr. Wehmeier is a director of PNC Financial Services Group, Inc. and Terex Corporation.

Board of Directors

        The Board has the ultimate authority for the management of the Company's business. The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. Certain important functions of the Board are performed by committees comprised of members of the Board.

Independence

        A majority of the members of the Board are "independent" in accordance with the current New York Stock Exchange listing standards. The Board has affirmatively determined that each of the following directors is an independent director of the Company under the listing standards of the New York Stock Exchange: Gary F. Colter, Robert J. Dineen, James H. Greene, Jr., Anastasia D. Kelly and Helge H. Wehmeier. In making this determination, the Board examined certain relationships between such independent directors and the Company, including the management, consulting and financial services previously provided to the Company by Kohlberg Kravis Roberts & Co., L.P. ("KKR LP"). Mr. Greene is a member of KKR & Co. L.L.C., the general partner of KKR LP. After considering numerous factors, including the nature of KKR LP's services and the amount of fees paid by the Company for those services, the Board's understanding of the financial interest of Mr. Greene in fees paid to KKR LP and the Board's experience in dealing with Mr. Greene, the Board determined that Mr. Greene has no material relationships with the Company under the New York Stock Exchange's listing standards.

Attendance at Meetings by Directors

        In 2004, the Board met thirteen times. In connection with the meetings of the Board, the non-management directors met five times in executive session in 2004 and the independent directors met once. In addition to the formal meetings indicated above, the Board and the committees of the Board consulted frequently and often acted by written consent taken without a meeting.

        Each incumbent member of the Board attended 75% or more of the aggregate number of meetings of the Board and of committees of the Board of which such Director was a member. Attendance at Board and committee meetings during 2004 averaged 96.3% for incumbent directors as a group.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines. A copy of the Guidelines is available on the Investor Relations section of the Company's website (www.o-i.com). A copy of the Guidelines is also available in print to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. The address of the company's website provided above or elsewhere in the proxy statement is not intended to function as a hyperlink, and the contents of the Company's website are not a part of this proxy statement or incorporated by reference. The Company does not have a policy with regard to board members' attendance at annual meetings. Two members of the board attended the 2004 annual meeting.

Non-Management Directors

        The non-management directors meet at five regularly scheduled board meeting in executive session without management and hold such additional executive sessions as they determine necessary or appropriate. The non-management directors met five times in executive session in 2004. In addition, the independent directors met once in executive session in 2004. The lead director or his designee presides at these executive sessions.

Stock Ownership

        In early 2005 the Board established stock ownership guidelines for its members. Each member of the Board is required to own shares of the Company's Common Stock having a value equal to four times the director's annual cash retainer. The directors have four years from the effective date of the policy or the date of joining the Board, if later, to attain the required stock ownership guideline. Until the stock ownership guidelines are met, directors are required to retain 100% of the "net profit shares" acquired from restricted stock. Net profit shares are those shares remaining after payment of tax obligations.

Communicating with the Board

        Share owners and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), the lead director, any Board committee or any chair of any such committee by mail. To communicate with the Board, the lead director, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o General Counsel/Corporate Secretary" at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. All communications so received will be opened by the office of the Company's General Counsel for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Process for Selecting Nominees for the Board

        The Nominating/Corporate Governance Committee of the Board is responsible for identifying individuals qualified to become members of the Board and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board of Directors or by the share owners at an annual or special meeting of share owners. In identifying candidates for membership on the Board of Directors, the Committee will take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. The Committee will conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates and shall consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

        The Nominating/Corporate Governance Committee will consider potential candidates for director that have been recommended by the Company's directors, the Chief Executive Officer, other members of senior management, and share owners. The procedures for the nomination of director candidates by share owners is described below under "Share Owner Proposals and Nominations for 2006 Annual Meeting." Outside consultants may also be employed to help in identifying potential candidates.

        Members of the Nominating/Corporate Governance Committee discuss and evaluate possible candidates in detail, and determine which individuals to explore in more depth. Once a candidate is identified whom the Nominating/Corporate Governance Committee wants to seriously consider and move toward nomination, one or more members of the Nominating/Corporate Governance Committee will enter into discussions with the candidate. The performance of incumbent members of the Board is evaluated annually by the Nominating/Corporate Governance Committee. Incumbent directors whose performance is satisfactory generally will be renominated by the Board at the end of their term. In that case, the Nominating/Corporate Governance Committee does not consider a vacancy to exist.

Qualifications of Director Nominees

        Candidates for the Board should show evidence of leadership in their particular field, have broad business experience and the ability to exercise sound business judgment. In addition, candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the share owners. Candidates should also be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time.

Committees of the Board of Directors

        Subject to applicable provisions of the Company's By-Laws, the Board as a whole appoints the members of each committee. The Board may, at any time, change the authority or responsibility delegated to any committee. There are three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Below is a description of each committee, together with the identity of the members of each.

Audit Committee

        The Audit Committee represents and assists the Board with the oversight of: (a) the integrity of the Company's financial statements and internal controls, (b) the Company's compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence and (d) the performance of the Company's internal audit function and of the independent registered public accounting firm. The Audit Committee operates under a written charter adopted by the Board (the "Audit Committee Charter"), which sets forth the specific responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

        The Audit Committee is composed of four directors, Mr. Colter (Chairman), Mr. Dineen, Ms. Kelly and Mr. Wehmeier, who meet the audit committee independence requirements of the New York Stock Exchange and also satisfy the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Colter, the chair of the Committee, is qualified as an "audit committee financial expert" within the meaning of Securities and Exchange Commission ("SEC") regulations and that all of the Committee members meet the financial literacy requirements of the New York Stock Exchange. No member of the Audit Committee serves on the audit committee of more than three public companies. The Audit Committee held eleven meetings in 2004.

Compensation Committee

        The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's executives and directors. In carrying out such responsibilities, the Compensation Committee administers the Amended and Restated Stock Option Plan, the Amended and Restated 1997 Equity Participation Plan, the Incentive Bonus Plan and certain other benefit plans of the Company and makes recommendations to the Board with respect to the compensation to be paid and benefits to be provided to directors, officers and employees of the Company.

        The Compensation Committee operates under a written charter adopted by the Board (the "Compensation Committee Charter"), which sets out the specific responsibilities of the Compensation Committee. A copy of the Compensation Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

        The Compensation Committee is composed of three directors, Mr. Greene (Chairman), Mr. Dineen and Ms. Kelly, each of whom is an "independent director" under the New York Stock Exchange listing standards. The Compensation Committee held seven meetings in 2004.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee is appointed by the Board to provide assistance to the Board (a) in fulfilling its responsibility to share owners, potential share owners and the investment community by identifying individuals qualified to become directors, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board or by the share owners; (b) developing and recommending to the Board a set of corporate governance principles applicable to the Company; (c) overseeing the evaluation of the Board and the management of the Company; and (d) otherwise taking a leadership role in shaping the corporate governance of the Company.

        The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board (the "Nominating/Corporate Governance Committee Charter"), which sets out the specific responsibilities of the Committee. A copy of the Nominating/Corporate Governance Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

        The Nominating/Corporate Governance Committee is composed of four directors, Mr. Dineen (Chairman), Mr. Colter, Mr. Greene and Mr. Wehmeier, each of whom is an "independent director" under the New York Stock Exchange listing standards. The Nominating/Corporate Governance Committee held two meetings in 2004.

        The Nominating/Corporate Governance Committee will accept recommendations from share owners for nominees for the Board. The procedures for submitting share owner recommendations are explained below under "Share Owner Proposals and Nominations for 2006 Annual Meeting."

Code of Business Conduct and Ethics

        The Company has a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct and Ethics is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. The Company intends to post amendments to, or waivers from, its Code of Business Conduct and Ethics (to the extent applicable to the Company's directors, executive officers or principal financial officers) at this location on its website.

DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION

Director Compensation

        Each non-management director of the Company receives an annual retainer of $50,000, payable quarterly. Each non-management director also receives $2,000 for each board meeting in which such director participates. The Chairman of the Audit Committee receives an additional annual retainer of $20,000, and each non-management director who serves as a chairman of any other Committee receives an additional annual retainer of $10,000. The lead director receives an annual retainer of $5,000 in addition to the annual retainer for service as chairman of a Committee. Each non-management director who serves as a member of a committee of the Board (including as chairman) receives $2,000 for each committee meeting in which such director participates. In addition, each non-management director will receive a grant under the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc. of restricted stock of the Company on the day following the Annual Meeting of share owners with a value of approximately $50,000 on the date of the grant. This stock cannot be sold by any director until the later to occur of (a) three years after the date of grant, and (b) the end of the director's then current Board term. Each director is reimbursed for expenses associated with meetings of the Company's Board or its committees.

        The Deferred Compensation Plan for Directors of Owens-Illinois, Inc. provides an opportunity for non-management directors to defer payment of their directors' fees. Under the plan, a non-management director may defer receipt of all or any portion of the cash portion of the compensation described above. Deferrals may be credited into a cash account or into a Company stock unit account. Funds held in a cash account accrue interest at a rate equal from time to time to the average annual yield on domestic corporate bond of Moody's A-rated companies, plus one percent. Distributions from the plan are made in cash.

Summary Compensation Table

        The following table shows, for the years ended December 31, 2002, 2003 and 2004, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer in 2004 and the four most highly compensated executive officers of the Company other than the Chief Executive Officer (the "named executive officers") in all capacities in which they served. The table also provides the required information for Terry L. Wilkison, who served as Co-Chief Executive Officer from January 1, 2005 through March 31, 2005. On April 1, 2004, Steven R. McCracken joined the Company as President and Chief Executive Officer and on May 12, 2004 assumed the position of Chairman of the Board. Prior to joining the

Company, Mr. McCracken spent nearly 30 years at DuPont, serving most recently as President of its INVISTA subsidiary.

							Long Term Compensation
		Annual Compensation					Awards			Payouts
Name and Principle Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)(2)	Restricted Stock Award(s) ($)		Securities Underlying Options/SAR's (#)(3)	Long-term Incentive Payouts ($)(4)	All Other Compensation ($)(5)
Steven R. McCracken(6) Chief Executive Officer and Chairman	2004 2003 2002	$525,000 — —		$1,434,038 — —		$19,750 — —	$2,173,100 — —	(7)	335,000 — —	$0 — —	$153,662 — —	(8)
Peter J. Robinson Senior V.P., President of O-I Asia Pacific	2004 2003 2002	895,718 622,024 497,294	(9)	779,851 584,003 637,024	(10)	110,800 115,634 25,861	228,240 178,740 179,820	(11)	25,000 30,000 35,000	145,323 74,860 179,811	30,318 7,087 5,280	(12)
Robert A. Smith(13) V.P., Global Human Resources	2004 2003 2002	286,667 256,667 246,667		308,147 102,000 160,000		153,951 87,126 23,564	190,200 99,300 210,700	(14)	15,000 14,000 16,000	80,003 42,775 86,708	221,141 9,466 8,120	(15)
Franco Todisco(16) Senior V.P., President of O-I Europe	2004 2003 2002	868,108 596,313 542,157		0 150,000 150,000		0 0 0	190,200 119,160 99,900	(17)	20,000 18,000 20,000	0 0 0	4,403,703 63,806 53,140	(18)
Terry L. Wilkison(19) Executive V.P. Plastics Group General Manager	2004 2003 2002	170,769 355,000 340,833	(20)	172,085 167,000 320,000		87,049 95,483 28,200	380,400 238,320 199,800	(21)	30,000 36,000 40,000	101,806 68,115 133,258	256,481 9,739 9,822	(15)
Thomas L. Young(22) Executive V.P. and Chief Financial Officer	2004 2003 2002	383,333 355,000 340,833		493,521 167,000 320,000		96,051 105,216 106,828	380,400 297,900 199,800	(23)	30,000 52,824 95,793	125,954 67,868 132,736	114,972 9,739 9,542	(15)

(1)	Except as otherwise provided in footnote 10 below, the amounts disclosed in this column represent awards under the Owens-Illinois, Inc. Senior Management Incentive Plan for the year indicated or, in the case of Messrs. McCracken and Young, under the Company's Incentive Bonus Plan. Amounts, if any, deferred at the election of a named executive officer are included in the year earned.
(2)	Except as otherwise set forth in this footnote, the amounts shown represent reimbursement for certain taxes.
For Mr. McCracken, the value of perquisites received did not exceed the reporting threshold for such benefits.

For Mr. Robinson, in 2004 this column includes $50,418 for amounts reimbursed to Mr. Robinson for the payment of taxes and $60,382 for the value of certain perquisites provided by the Company to Mr. Robinson, of which $50,385 is attributable to his personal use of an automobile provided by the Company; in 2003 this column includes $56,853 for amounts reimbursed to Mr. Robinson for the payment of taxes and $58,781 for the value of certain perquisites provided by the Company to Mr. Robinson, of which $43,430 is attributable to his personal use of an automobile provided by the Company; and 2002 this column represents amounts reimbursed to Mr. Robinson for the payment of taxes. In 2002, the value of perquisites received by Mr. Robinson did not exceed the reporting threshold for such benefits.

For Mr. Smith, in 2004 this column includes $99,511for amounts reimbursed to Mr. Smith for the payment of taxes, including the amount of $56,839 representing taxes due in connection with contributions by the Company to the Secular Trust Plan on behalf of Mr. Smith in 2004 and $54,440 for the value of certain perquisites provided by the Company to Mr. Smith, of which $40,025 is attributable to his personal use of an automobile provided by the Company, including the value of that automobile when transferred to Mr. Smith upon his retirement from the Company. In 2003 and 2002, the value of perquisites received by Mr. Smith did not exceed the reporting threshold for such benefits.
In 2002, 2003 and 2004, the value of perquisites received by Mr. Todisco did not exceed the reporting threshold for such benefits.

For Mr. Wilkison, in 2004 this column includes $36,170 for amounts reimbursed to Mr. Wilkison for the payment of taxes and $50,879 for the value of certain perquisites provided by the Company to Mr. Wilkison, of which $40,649 is attributable to his personal use of an automobile provided by the Company, including the value of that automobile when transferred to Mr. Wilkison upon his retirement from the Company; in 2003 this column includes $41,797 for amounts reimbursed to Mr. Wilkison for the payment of taxes and $53,686 for the value of certain perquisites provided by the Company to Mr. Wilkison, of which $29,602 is attributable to financial planning provided by the Company and $16,250 is attributable to his personal use of an automobile provided by the Company; and in 2002 this column represents amounts reimbursed to Mr. Wilkison for the payment of taxes. In 2002 the value of perquisites received by Mr. Wilkison did not exceed the reporting threshold for such benefits.

For Mr. Young, this column represents amounts reimbursed to Mr. Young for the payment of taxes, including the amounts of $57,062, $75,692 and $75,631 for taxes due in connection with contributions by the Company to the Secular Trust Plan on behalf of Mr. Young in 2004, 2003 and 2002, respectively. In 2002, 2003 and 2004, the value of perquisites received by Mr. Young did not exceed the reporting threshold for such benefits.
(3)	No SARs were granted to any of the named executive officers during 2004.
(4)
The amounts disclosed in this column represent awards under the Company's Performance Award Plan for the year indicated. Amounts, if any, deferred at the election of an executive officer are included in the year earned. Mr. McCracken and Mr. Todisco do not participate in this plan.
(5)
Except as otherwise provided in footnotes 8, 12, 15 and 18 below, the amounts disclosed in this column for 2004 represent matching cash contributions by the Company to the Stock Purchase and Savings Program ("SPASP") and the Executive Deferred Savings Plan, both defined contribution plans. The SPASP is a tax-qualified defined contribution plan intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code of 1986. The Company contributes to each participant's account maintained under the SPASP an amount of Common Stock equal to 50% of the participant's contributions to the SPASP but not more than 4% of (a) the participant's earnings or (b) $205,000 for 2004, whichever is lower. The difference between the theoretical Company matching contribution under the SPASP for each participant, without regard to the legally imposed maximum, and the maximum contribution permitted under law is used to determine the number of theoretical shares of Common Stock which would have been purchased for the participant's account in the absence of the IRS limitation on participant's earnings in excess of $205,000 for 2004. Amounts deferred into the Executive Deferred Savings Plan at the election of the participant may be credited to either a cash deferral account earning interest at a prescribed rate or a Company stock deferral account. Any balance in the plan is paid in cash to the individual at termination of employment. Those amounts for 2004 for Messrs. McCracken, Smith, Wilkison and Young were $21,000, $11,467, $6,000 and $15,333, respectively.

Also includes amounts equal to the value of premiums paid during 2004 by the Company in connection with life insurance policies issued pursuant to the Owens-Illinois Executive Life Insurance Plan and Participation Agreements entered into between the Company and each of the named executive officers. The amounts for 2004 were as follows: Mr. McCracken, $112,707; Mr. Smith, $207,856; Mr. Robinson, $22,038; Mr. Todisco, $58,143; Mr. Wilkison, $248,105; and Mr. Young, $97,527.
(6)	Mr. McCracken was appointed as President and Chief Executive Officer effective April 1, 2004 and as Chairman of the Board of Directors effective May 12, 2004.
(7)
As of December 31, 2004, Mr. McCracken held 155,000 shares of restricted stock of the Company with a value of $3,510,750 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2004). The restrictions on such shares lapse on 50% of the shares after two years, 25% after three years and 25% after four years.
(8)	Also includes the amount of $19,955 paid to Mr. McCracken in connection with his relocation to Toledo, Ohio.
(9)	Includes payments in the amount of $169,249, which payments were made to Mr. Robinson in lieu of contributions on his behalf to a superannuation fund to provide post-retirement pension benefits.
(10)	Includes $377,731 accrued to Mr. Robinson under the ACI Packaging Services Pty. Ltd. Senior Executive Retention and Confidentiality Agreement.
(11)
As of December 31, 2004, Mr. Robinson held phantom stock units under the Company's Amended and Restated 1997 Equity Participation Plan with respect to 74,000 shares of Common Stock value of $1,676,100 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2004).
(12)	Represents the statutory minimum amounts contributed by the Company to a superannuation fund on behalf of Mr. Robinson.
(13)	Mr. Smith retired from the Company effective December 31, 2004.
(14)
As of December 31, 2004, Mr. Smith held 40,000 shares of restricted stock of the Company with a value of $906,000 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2004).
(15)
Includes the following amounts equal to the value of premiums paid during 2004 by the Company in connection with life insurance policies issued pursuant to the Owens-Illinois Executive Life Insurance Plan and Participation Agreements entered into between the Company and certain named executive officers: Mr. Smith, $1,818; Mr. Wilkison, $2,379; and Mr. Young, $2,112.
(16)	Mr. Todisco's employment terminated effective January 31, 2005.
(17)
As of December 31, 2004, Mr. Todisco held 42,000 shares of restricted stock of the Company with a value of $951,300 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2004).
(18)
Includes $71,815 accrued to Mr. Todisco in a TFR Fund to be paid to Mr. Todisco upon his termination of employment or retirement, $12,430 for life, supplementary medical coverage and personal accident insurance for the benefit of Mr. Todisco, $56,927 representing the value of the company car transferred to Mr. Todisco upon his termination of employment and $4,204,388 paid to Mr. Todisco under the terms of an agreement entered into in connection with the termination of his employment, the terms of which are described below under "Matters Regarding Former Officer."

(19)
Mr. Wilkison became Co-Chief Executive Officer on January 1, 2004 and served in that position on an interim basis prior to the appointment of Steven R. McCracken as President and Chief Executive Officer effective April 1, 2004. From April 1, 2004 to his retirement from the Company effective May 31, 2004, he held the position of Executive Vice President—Plastics Group General Manager.
(20)	Includes the amount of $20,769 paid to Mr. Wilkison in lieu of accrued vacation.
(21)
As of December 31, 2004, Mr. Wilkison held 54,000 shares of restricted stock of the Company with a value of $1,223,100 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2004).
(22)
Mr. Young became Co-Chief Executive Officer on January 1, 2004 and served in that position on an interim basis prior to the appointment of Steven R. McCracken as President and Chief Executive Officer effective April 1, 2004. Since April 1, 2004 he has held the position of Executive Vice President and Chief Financial Officer.
(23)
As of December 31, 2004, Mr. Young held 100,000 shares of restricted stock of the Company with a value of $2,265,000 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2004).

Option/SAR Grants in Last Fiscal Year(1)

        The following table provides information on options to purchase shares of Common Stock granted in 2004 to the named executive officers.

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARs Granted (#)		% of Total Options/SARs Granted to Employees In Fiscal Year(4)
Name				Exercise or Base Price ($/Sh)	Expiration Date
						5%	10%
Steven R. McCracken	335,000	(2)	28.8%	$14.02	04/02/14	$2,953,729	$7,485,330	(4)
Peter J. Robinson	25,000	(3)	2.2%	12.68	03/11/14	199,360	505,216	(5)
Robert A. Smith	15,000	(3)	1.3%	12.68	03/11/14	119,616	303,130	(5)
Franco Todisco	20,000	(3)	1.7%	12.68	03/11/14	159,488	404,173	(5)
Terry L. Wilkison	30,000	(3)	2.6%	12.68	03/11/14	239,232	606,260	(5)
Thomas L. Young	30,000	(3)	2.6%	12.68	03/11/14	239,232	606,260	(5)

(1)
No SAR's were granted to any of the named executive officers during 2004.

(2)
Exercises of one-half of the options are permitted after each of the fifth and sixth anniversaries of the date of the grant; provided, options shall become exercisable after the first anniversary of the date of the grant thereof at the time when the average fair market value per share (as evidenced by the closing price of the underlying stock on the principal exchange on which it is traded) for any period of 20 consecutive trading days (commencing after such first anniversary) is at least equal to the product of the fair market value per share on the date of grant times the amount shown below under "Stock Price Multiple" as to the percentage of the shares of stock initially subject to the option shown below under "Exercise Percentage."

Stock Price Multiple	Resulting Stock Price	Exercise Percentage
112.0%	$15.70	25%
134.5%	18.86	50%
160.5%	22.50	75%
192.5%	26.99	100%

  Under the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., for all options granted under the plan, rights to receive Additional Options, as defined in the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., are attached to each option and Additional Options will be granted upon exercise, subject to certain conditions, if the exercise price is paid using shares of Common Stock owned by the optionee or the related tax obligation is paid using shares of Common Stock owned by the optionee or by relinquishing Common Stock which the optionee is entitled to receive upon the exercise of the options. The options granted in 2004 are not transferable except (a) by will or pursuant to the applicable laws of descent and distribution upon death of the optionee or (b) by gift to (i) such optionee's spouse, children or certain other relatives of the optionee, (ii) a trust for the benefit of such persons, (iii) a limited liability company or partnership, all of whose members or partners consist of the optionee or the above-listed relatives or trust, or (iv) a non-profit organization or charitable trust, contributions to which are tax-deductible.

(3)
Exercises of one-half of the options are permitted after each of the fifth and sixth anniversaries of the date of the grant; provided, options shall become exercisable after the first anniversary of the date of the grant thereof at the time when the average fair market value per share (as evidenced by the closing price of the underlying stock on the principal exchange on which it is traded) for any period of 20 consecutive trading days (commencing after such first anniversary) is at least equal to the product of the fair market value per share on the date of grant times the amount shown below under "Stock Price Multiple" as to the percentage of the shares of stock initially subject to the option shown below under "Exercise Percentage."

Stock Price Multiple	Resulting Stock Price	Exercise Percentage
120%	$15.22	25%
144%	18.26	50%
172%	21.81	75%
206%	26.12	100%

  Under the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., for all options granted under the plan, rights to receive Additional Options, as defined in the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., are attached to each option and Additional Options will be granted upon exercise, subject to certain conditions, if the exercise price is paid using shares of Common Stock owned by the optionee or the related tax obligation is paid using shares of Common Stock owned by the optionee or by relinquishing Common Stock which the optionee is entitled to receive upon the exercise of the options. The options granted in 2004 are not transferable except (a) by will or pursuant to the applicable laws of descent and distribution upon death of the optionee or (b) by gift to (i) such optionee's spouse, children or certain other relatives of the optionee, (ii) a trust for the benefit of such persons, (iii) a limited liability company or partnership, all of whose members or partners consist of the optionee or the above-listed relatives or trust, or (iv) a non-profit organization or charitable trust, contributions to which are tax-deductible.

(4)
Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Common Stock increasing to $22.837 and $36.364, respectively, over the ten-year life of the options granted in 2004 (which would equal a total increase in stock price of 63% and 159%, respectively). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

(5)
Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Common Stock increasing to $20.654 and $32.889, respectively, over the ten-year life of the options granted in 2004 (which would equal a total increase in stock price of 63% and 159%, respectively). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        The following table provides information on the exercise of options to purchase Common Stock during 2004 by the named executive officers and the value of such officers' unexercised options to purchase Common Stock at December 31, 2004.

			Number of Securities Underlying Unexercised Options/SAR's At December 31, 2004
					Value of Unexercised In-the-Money Options/SAR's December 31, 2004(1)
	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven R. McCracken	0	$0	0	335,000	$0	$2,891,050
Peter J. Robinson	0	0	265,000	125,000	1,282,200	706,750
Robert A. Smith	74,500	630,153	121,000	50,000	387,345	309,675
Franco Todisco	0	0	123,000	40,000	1,190,223	313,775
Terry L. Wilkison	100,000	1,265,250	226,000	105,000	1,307,445	642,225
Thomas L. Young	8,174	25,094	363,541	105,000	1,695,621	642,225

(1)
Based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 2004 of $22.65.

Long-Term Incentive Plans—Awards in Last Fiscal Year

        The named executive officers are covered by the Company's Performance Award Plan ("PAP") under which eligible employees receive annual cash awards payable at the end of the three-year period covered by the grant of the award. Award payouts under PAP are based on the average annual attainment of the performance objectives set by the Compensation Committee of the Company's Board. As discussed in the Board Compensation Committee Report, following a study of PAP, the Compensation Committee has elected to replace the plan with an all equity long term incentive plan beginning in 2005. In connection with the termination of PAP, the Compensation Committee made awards under PAP to the named executive officers for the 2003-2005 award period, payable in 2006 based on 2003-2004 results, and for the 2004-2006 award period, payable in 2007 based on 2004 results.

Estimated Future Payouts under Non-Stock Price-based Plans
Performance or Other Period Until Maturation or Payout
Name
		Threshold	Target	Maximum
Steven R. McCracken(1)	—	$—	$—	—
Peter J. Robinson	2003-2005 2004-2006	88,310 101,390	88,310 101,390	(2 (3	) )
Robert A. Smith	2003-2005 2004-2006	47,924 34,167	47,924 34,167	(2 (3	) )
Franco Todisco(1)	—	—	—	—
Terry L. Wilkison	2003-2005 2004-2006	53,624 22,561	53,624 22,561	(2 (3	) )
Thomas L. Young	2003-2005 2004-2006	75,449 53,971	75,449 53,971	(2 (3	) )

(1)
Mr. McCracken and Mr. Todisco do not participate in this plan.

(2)
Calculated on the basis of an average payout for 2003 and 2004 of 79.7%, payable in February 2006.

(3)
Calculated on the basis of a payout for 2004 of 109.4%, payable in February 2007.

Pension Plans

        The following table illustrates the estimated annual benefits payable under the Owens-Illinois Salary Retirement Plan (the "Retirement Plan") and nonqualified retirement plans in various average earnings classifications upon normal retirement at age 65:

	Years of Credited Service
Highest Three-Year Average Annual Earnings
	20	25	30	35	40	45
$ 200,000	$52,352	$65,440	$78,528	$91,616	$103,736	$115,856
400,000	107,638	134,547	161,457	188,366	213,016	237,256
600,000	164,781	205,976	247,171	288,366	322,296	358,656
800,000	221,923	277,404	332,885	388,366	431,576	480,056
1,000,000	279,066	348,833	418,599	488,366	540,856	601,456
1,200,000	336,209	420,261	504,314	588,366	650,136	722,856
1,400,000	393,352	491,690	590,028	688,366	759,416	844,256
1,600,000	450,495	563,119	675,742	788,366	868,696	965,656
1,800,000	507,638	634,547	761,457	888,366	977,976	1,087,056
2,000,000	564,781	705,976	847,171	988,366	1,087,256	1,208,456
2,200,000	621,923	777,404	932,885	1,088,366	1,196,536	1,329,856
2,400,000	679,066	848,833	1,018,599	1,188,366	1,305,816	1,451,256
2,600,000	736,209	920,261	1,104,314	1,288,366	1,415,096	1,572,656

        The above pension table illustrates benefits calculated on a straight-life annuity basis, and reflects the greater of the regular benefit or the "grandfathered" benefit available under the formula in effect prior to January 1, 1989. The regular benefit does not contain an offset for social security or other amounts, whereas the "grandfathered" benefit does provide for a partial offset for social security benefits.

        The compensation covered by the plans under which the benefits are summarized in the table above equals the sum of base salary, Senior Management Incentive Plan and Performance Award Plan payments, as reported in the Summary Compensation Table for the named executive officers for the last three fiscal years, and is equal to the highest three-year average of such amounts. At January 31, 2005, Mr. McCracken had less than 1 year of credited service and Mr. Young had 28 years of credited service under the Retirement Plan. To the extent that benefits in the preceding table cannot, under the limitations of the Code, be provided under the Retirement Plan, such benefits will be provided under the Company's Supplemental Retirement Benefit Plan (the "SRBP"). Mr. Robinson and Mr. Todisco are not covered by a Company-sponsored pension plan and Mr. Smith retired at the end of 2004.

        A significant portion of the pension benefits payable to certain named executive officers is provided under the SRBP. Such benefits have historically represented an unfunded liability of the Company. The Company previously provided for funding of a significant portion of the retirement benefits due under the SRBP through cash payments to certain participants in the plan. Such funding arrangements offset the liabilities under the SRBP at the time of such funding. All or a significant portion of the remaining retirement benefits under the SRBP will be provided to certain named executive officers through insurance policies purchased by the Company and held in a secular trust plan (the "Secular Trust Plan") for each participant in the Secular Trust Plan. The amounts paid by the Company on behalf of each participant constitute income to the participant. The Company makes tax payments in an amount sufficient to cover each participant's taxes on both the insurance premiums paid by the Company and the tax payments.

        Employment Agreements.    The Company entered into an employment agreement with Mr. McCracken when he joined the Company. Pursuant to this agreement, Mr. McCracken received an initial base salary of $700,000 per year (subject to increase from time to time, in the discretion of the Board of Directors), plus a bonus under the Company's Senior Management Incentive Plan of up to 300% of his base salary (with a target bonus of 150% of base salary), with the bonus for 2004 not to be less than $350,000. Mr. McCracken also agreed to purchase from the Company shares of the Company's stock worth $750,000 at the then fair market value. Mr. McCracken was granted an initial award of 155,000 shares of restricted stock under the Company's Amended and Restated 1997 Equity Participation Plan, with the shares vesting 50% on the second anniversary of grant, and 25% percent on the next two anniversaries thereafter. He also was granted an initial award of options to purchase 335,000 shares of the Company's stock under the Company's Equity Participation Plan. The options have an exercise price equal to the New York Stock Exchange closing price of the stock on the day prior to grant and expire ten years and a day after the grant date. Half of the options become exercisable on the fifth anniversary of grant, and half on the sixth anniversary. These vesting dates may be accelerated in whole or in part, however, if the Company's stock trades for 20 consecutive trading days at prices greater than specified threshold levels. Mr. McCracken was granted accelerated vesting under the Company's supplemental retirement plan so that he would meet the service requirements of the plan after five years with the Company. After meeting such vesting requirements, the retirement benefit payable to Mr. McCracken under the Company's defined benefit plans will be based on a life annuity amount calculated using his combined years of service with the Company and his prior employer, subject to an offset for the value of the life annuity received or receivable by Mr. McCracken from his prior employer. In addition to agreeing to reimbursement of customary relocation expenses, the Company also agreed to compensate Mr. McCracken for any loss he might suffer upon the sale of his home in an amount up to $300,000. In the event Mr. McCracken is terminated "Without Cause" as defined in the agreement, he will be entitled to twice the sum of his base salary plus target bonus, paid in equal monthly installments over the twenty-four months after termination of employment. Mr. McCracken is also entitled to participate in the Company's employee benefit plans in effect from time to time, such as its health plan and its life insurance plan, on the same basis as other senior executives. Mr. McCracken's employment agreement was filed as an exhibit to the Company's Report on Form 10-Q for the second fiscal quarter of 2004 and an amendment thereto was filed as an exhibit to the Company's Report on Form 10-K for the year 2004.

        The Company has also entered into employment agreements with certain officers, including the other named executive officers listed above, that entitle the participants to receive their base salaries and to participate in designated benefit plans of the Company. The agreements provide for termination of employment at any time, with or without cause, and the benefit plans designated therein and each employee's rights to receive salary and bonuses pursuant thereto are subject to modification by the Company in its sole discretion.

        Matters Regarding Former Officer.    In connection with an organizational restructuring, Mr. Todisco's employment with the Company was terminated by mutual consent pursuant to an agreement entered into on December 22, 2004 and effective as of January 31, 2005. Pursuant to the agreement, Mr. Todisco received a lump sum payment of approximately $4,204,388, plus his company car. In consideration of that payment, Mr. Todisco agreed to waive certain rights and payments he was entitled to by law and under the terms of the national collective labor agreement for executives of the industrial sector of Italy under which he was covered, including twelve months of notice prior to termination and certain other indemnity amounts. In addition, Mr. Todisco waived his right to collect amounts due to him for 2004 under the Company's Senior Management Incentive Plan, which amount would have been approximately $492,396. The lump sum payment also covered certain severance compensation Mr. Todisco was entitled by law to receive in the amount of approximately $289,688, and approximately $457,715 paid in consideration of a three year non-competition covenant. By agreeing to treat the termination as a "Termination of Employment" for purposes of the 1997 Equity Participation Plan, Mr. Todisco forfeited 42,000 shares of restricted stock held by Mr. Todisco, which the Company reacquired for an aggregate price of approximately $.01 per share. The reacquired shares had a market value of $954,240 on the effective date of Mr. Todisco's termination. Pursuant to their terms, 40,000 options held by Mr. Todisco which were unexercisable at the time of his termination were forfeited, while 123,000 options exercisable on that date remained exercisable for three months thereafter. Pursuant to the agreement, Mr. Todisco agreed to waive any claims, confidentiality and other terms.

Certain Transactions

        During 2004, the law firm of Williams & Jensen, P.C., of which Mr. McMackin is a member, received fees for legal services in connection with various matters. It is anticipated that the Company will continue to utilize the services of Williams & Jensen, P.C. on various Company matters.

Compensation Committee Interlocks and Insider Participation

        The following non-employee directors served on the Compensation Committee of the Company's Board of Directors until January 2005: Robert J. Dineen, James H. Greene, Jr., Anastasia D. Kelly and Michael W. Michelson (Chair). Commencing January 2005, the following non-employee directors serve on the Compensation Committee of the Company's Board of Directors: Robert J. Dineen, James H. Greene, Jr. (Chair) and Anastasia D. Kelly. Until June 1987, Mr. Greene was an officer of the Company. Messrs. Greene and Michelson are members of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P., which provides management, consulting and financial services to the Company for an annual fee. In 2004 the payment for the management fee was $1,375,000. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the operation, planning and financing of the Company and its subsidiaries, as needed from time to time.

Board Compensation Committee Report on Executive Compensation

        The Compensation Committee (the "Committee") of the Company's Board of Directors has responsibility for our executive compensation philosophy and the design and administration of the executive compensation programs. The Committee also determines the compensation paid to the Chief Executive Officer. The Committee is comprised entirely of "independent directors" as defined in the NYSE corporate governance rules.

        The Company's principal objective is to increase shareholder value over time. The Committee's executive compensation practices are intended to achieve this objective by:

  •
  designing programs that attract, retain, and motivate talented key executives;

  •
  linking annual incentive compensation to the Company's performance on key financial, strategic and operating goals that underline long term shareholder value;

  •
  focusing a significant portion of the executives' compensation on equity based incentives to align interests closely with other shareholders;

  •
  ensuring that executives hold a meaningful equity stake in the Company; and

  •
  periodically evaluating the competitiveness and effectiveness of our compensation programs, including benchmarking them against other comparable industrial businesses based on size, industry, and other relevant factors.

        To support this work, the Committee has engaged, and regularly meets with, independent compensation consultants regarding executive compensation levels and practices.

        The components of the Company's executive officer compensation are:

  •
  Base Salary

  •
  Annual Incentive

  •
  Long Term Incentives

  •
  Benefits

        Base Salary.    Base salaries are set at levels intended to be competitive with industrial companies of comparable size in a range of industries which the Committee believes are the Company's competitors for talent. The Committee reviews salaries annually and provides salary adjustments periodically based on Company performance, market trends, the executive's performance and external benchmarking.

        Annual Incentive.    The Company's Senior Management Incentive Plan ("SMIP") establishes target annual incentives for key executives stated as a percentage of base salary. The incentive pool is created based on specific results versus financial measures and after the pool is created, 20% of executive's award is based on individual performance and leadership. Based on a study done in the last quarter of 2003, the Committee determined that the performance objectives for 2004 under SMIP would be EBIT cash flow and EPS, weighted at 80% and 20%, respectively. The change from 2003 performance objectives of return on net assets and EPS reflected the Company's increased focus on increasing free cash flow, efficient asset utilization and improving the balance sheet. Corporate executives receive SMIP bonuses based on Company-wide results; business unit presidents receive bonuses based 50% on Company-wide results and 50% on business unit results, thus encouraging collaboration across the Company; and business unit participants receive bonuses based on the business unit results, thus assuring a strong "line of sight."

        Long Term Incentives.    There are two forms of long-term incentives utilized for key executives in 2004: Performance Award Plan ("PAP"), which provides cash awards, and the Company's Equity Participation Plan, which provides for grants of stock options and restricted stock.

        The PAP establishes target cash awards for key executives based on a percentage of base salary at the time of the award. The PAP is based on a three-year performance cycle. Award payouts are based on the average annual attainment of the performance objectives set by the Board for each year of each award period. The Board establishes the performance criteria under this Plan and sets the relative weighting where multiple criteria are applicable. During each relevant three-year award period, performance is evaluated in comparison to the Company's attained level of EPS relative to objectives for these periods. Under the Plan, performance at the level of 100% of these established objectives results in a 100% payment of the PAP award, with such payment percentage increasing or decreasing four percentage points for each single percentage point increase or decrease, respectively, in performance.

        The PAP goals for the 2002–2004 cycle were weighted at 55% EBIT cash flow and 45% EBIT. The 2004 results were 109.4%, which was averaged together with the results for 2002 (106.8%) and 2003 (50%) for a total award of 88.7%. The Committee has determined that the PAP program will be terminated. Participants will receive a prorated (2/3) payout for the 2003–2005 cycle of 79.7% payable in early 2006 and a prorated (1/3) payout for the 2004–2006 cycle of 109.4% payable in early 2007.

        The Company's Amended and Restated 1997 Equity Participation Plan provides executives with the opportunity to acquire an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options only have value if the stock price appreciates from the date the options are granted. Furthermore, under the form of Stock Option Agreement currently approved by the Committee, exercisability of options is not available until the fifth year after the grant date unless exercisability has been accelerated by virtue of increase(s) in the Company stock price.

        Each year the Committee determines the total number of options to be awarded to all eligible key employees as a group. The Committee determined that in 2004 a pool approximately equal to 0.8% of the total number of outstanding shares of common stock of the Company was sufficient to achieve the overall goals of the plan. The number of options awarded to each eligible key employee, including the Chief Executive Officer and each executive officer, is based on the opportunity for such individual to enhance share owner value through the effective performance of such individual's job responsibilities, market survey data and the executive's performance.

        In addition to the options granted in 2004, the Committee approved the granting of restricted stock to certain eligible key employees. These shares of restricted stock were granted under the Equity Participation Plan as part of the Company's program to retain the services of its key employees. The restrictions on the shares do not lapse until the later to occur of (a) the third anniversary of the granting of the shares and (b) normal retirement, early retirement with consent of the Chief Executive Officer of the Company (or, in the case of the Chief Executive Officer of the Company, with the consent of the Committee), or a termination of employment of the grantee that is not initiated by, and not voluntary on the part of the grantee, other than for cause. The restrictions also lapse upon the death or total disability of the grantee. In the event of a termination of the grantee's employment prior to the lapse of the restrictions, the Company may repurchase the shares for $.01 per share. In consideration of the granting of the shares of restricted stock, each grantee agreed to a non-competition covenant.

        Based on a review conducted by the Committee with the assistance of independent compensation consultants, in 2005 and beyond the only form of long-term incentives will be equity awards, including stock options, time-based restricted stock and performance-based restricted stock which will only be earned if specific performance objectives are achieved.

        Benefits.    Benefits offered to executive officers are essentially the same as those offered to all salaried employees of the Company. The level and nature of such benefits are reviewed from time to time to ensure that they are competitive, tax efficient, and otherwise appropriate in the judgment of the Committee.

        The Committee believes that the executive compensation policies and programs described above serve the interest of all share owners and the Company and substantially link the compensation of the Company's executives with the Company's performance.

        Tax Deductibility.    Under U.S. federal income tax law, the Company cannot take a tax deduction for certain compensation paid in excess of $1 million to the U.S. based named executive officers. However, performance-based compensation, as defined in the tax law, is fully deductible if the programs are approved by shareholders and meet other requirements. Our policy is to qualify our incentive compensation programs for full corporate deductibility to the extent feasible and consistent with our overall compensation goals. The Company has taken steps to qualify compensation under the Incentive Bonus Plan, as well as stock options and performance awards under its equity plan, for full deductibility as "performance-based compensation." We may make payments that are not fully deductible if, in our judgment, such payments are necessary to achieve our compensation objectives and to protect share owner interests.

        Stock Ownership.    In late 2004 the Committee established stock ownership guidelines for its executive officers for implementation in early 2005. The guidelines are as follows: CEO, 5 times base salary; direct reports to the CEO, 2.5 times base salary; other elected corporate officers, 1.5 times base salary. The guidelines call for the targeted levels of ownership to be achieved within 5 years of the time the individual becomes subject to the guidelines. In addition, the Committee has implemented certain share retention guidelines. Under those guidelines, until the stock ownership guidelines are met, executive officers are required to retain 75% of the "net profit shares" acquired from option exercises, restricted stock, or performance shares. Net profit shares are those shares remaining after payment of tax obligations and, if applicable, option exercise costs. The Committee will annually review of the ownership levels for all officers. Failure to comply with the stock ownership and retention guidelines may result in delays of promotions and/or future compensation increases.

        2004 CEO Compensation.    Mr. Young became Co-Chief Executive Officer on January 1, 2004 and served in that position on an interim basis prior to the appointment of Steven R. McCracken as President and Chief Executive Officer effective April 1, 2004. From April 1, 2004 to his retirement from the

Company effective March 31, 2004 he held the position of Executive Vice President and Chief Financial Officer. Effective June 1, 2004, Mr. Young was granted a $40,000 increase in base salary, representing a 11.1% increase on an annualized basis. Based on the Company's performance against the EBIT cash flow and EPS performance objectives established for the year and his individual performance and leadership, Mr. Young was granted an award of $493,521 for 2004, payable under the Company's Incentive Bonus Plan. The Committee previously approved a PAP allotment to Mr. Young for the 2002–2004 award period of $142,000, and the Committee determined, in the manner described above, that performance in 2002–2004 award period relative to the performance objectives established for each of the years covered by the award warranted an 88.7% payout of Mr. Young's 2002–2004 PAP allotment. In connection with the termination of PAP, as discussed above, Mr. Young was awarded a prorated (2/3) payout for the 2003–2005 cycle of $75,449 payable in early 2006 and a prorated (1/3) payout for the 2004–2006 cycle of $53,971 payable in early 2007. In 2004, Mr. Young was granted options on 30,000 shares. In 2004, Mr. Young was granted 30,000 shares of such restricted stock.

        Mr. Wilkison became Co-Chief Executive Officer on January 1, 2004 and served in that position on an interim basis prior to the appointment of Steven R. McCracken as President and Chief Executive Officer effective April 1, 2004. From April 1, 2004 to his retirement from the Company effective May 31, 2004, he held the position of Executive Vice President—Plastics Group General Manager. Based on the Company's performance against the EBIT cash flow and EPS performance objectives established for the year and his individual performance and leadership, Mr. Wilkison was granted an SMIP award of $172,085 for 2004, which represented a pro rated amount for the five month of 2004 prior to his retirement. The Committee previously approved a PAP allotment to Mr. Wilkison for the 2002–2004 award period of $142,480, and the Committee determined, in the manner described above, that performance in 2002–2004 award period relative to the performance objectives established for each of the years covered by the award warranted an 88.7% payout of Mr. Wilkison's 2002–2004 PAP allotment. Mr. Wilkison's payment was reduced on a pro rata basis for his retirement seven months prior to the end of the award period. In connection with the termination of PAP, as discussed above, Mr. Wilkison was awarded a prorated (2/3) payout for the 2003–2005 cycle of $53,624 payable in early 2006 and a prorated (1/3) payout for the 2004–2006 cycle of $22,561 payable in early 2007. In 2004, Mr. Wilkison was granted options on 30,000 shares. In 2004, Mr. Wilkison was granted 30,000 shares of such restricted stock.

        The Company appointed Mr. McCracken as President and Chief Executive Officer effective April 1, 2004 and Chairman effective May 12, 2004. The principal terms of his employment arrangement are described under "Employment Agreements" above. In approving the agreement, the Committee considered the compensation packages available for comparable positions, and the need to hire an executive with proven management experience, and strategic, financial and leadership skills to lead the Company. Based on the Company's performance against the EBIT cash flow and EPS performance objectives established for the year and his individual performance and leadership, Mr. McCracken was granted an award of $1,434,038 for 2004, payable under the Company's Incentive Bonus Plan.

James H. Greene, Jr., Chairman
Robert J. Dineen
Anastasia D. Kelly

Board Audit Committee Report

        The Audit Committee assists the Board of Directors in its oversight of the Company's financial reporting process. Management is responsible for the financial statements and the reporting process, including the internal controls over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's consolidated financial statements with accounting principles generally accepted in the United States and opinions on both management's assessment of as well as the effectiveness of the Company's internal control over financial reporting. The Committee monitors these processes.

        In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company's audited financial statements and management's and the independent registered public accounting firm's evaluations of the Company's system of internal control over financial reporting contained in the 2004 Annual Report on Form 10-K. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees and other professional standards). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent registered public accounting firm their independence from the Company and its management. The Audit Committee also concluded that the independent registered public accounting firm's provision of non-audit services, as described in the following section, to the Company and its affiliates is compatible with the independent registered public accounting firm's independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2004, for filing with the Securities and Exchange Commission. Also, the Audit Committee has approved the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2005.

        All current members of the Audit Committee of the Company's Board of Directors are eligible to serve on the Committee under the independence standards contained in the current New York Stock Exchange Listing Standards and the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(i) under the Securities Act of 1934, as amended. The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

Gary F. Colter, Chairman
Robert J. Dineen
Anastasia D. Kelly
Helge H. Wehmeier

Independent Registered Public Accounting Firm

        In accordance with the Securities and Exchange Commission's auditor independence rules, the Audit Committee has adopted procedures for pre-approving all non-audit services performed by Ernst & Young

LLP after March 18, 2003. Those procedures are set forth below under the heading "Pre-Approval of Independent Registered Public Accounting Firm Services."

        The aggregate fees for professional services by Ernst & Young LLP in 2004 and 2003 for these various services were:

Type of Fees	2004	2003
	($ in millions)
Audit Fees	$9.92	$4.96
Audit-Related Fees	2.90	0.86
Tax Fees	2.13	1.37
All Other Fees	0.03	0.04

Total	$14.98	$7.23

        In the above table: (a) "audit fees" were for audit of the consolidated accounts, Sarbanes Oxley (SOx) Section 404 attestation report on internal control (2004 only), statutory audits of international subsidiaries, audits of subsidiaries whose securities are pledged as collateral, audit procedures for acquired business (2004 only), services related to SEC filings and non-SEC offerings, and accounting consultations related to the audit; (b) "audit-related fees" were for audits of employee benefit plans, audit procedures for divested businesses, agreed-upon procedures for third parties, SOx Section 404 advisory services, and other accounting consultations; (c) "tax fees" were for expatriate tax compliance and advisory services, executive tax services (2003 only), tax return preparation, sales and use tax reviews, incentives and credits reviews, state and local tax planning and advice, federal and international tax planning and advice, and extraterritorial income exclusion reviews; and (d) "all other fees" were for filing of tax relief proceedings. All fees for professional services by Ernst & Young LLP incurred after March 18, 2003, were approved in advance under the pre-approval policy adopted by the Board on that date.

        Representatives of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Pre-Approval of Independent Registered Public Accounting Firm Services

        No services will be provided to the Company that are specifically prohibited by the Sarbanes-Oxley Act of 2002. Permitted services will be pre-approved by the Audit Committee of the Board of Directors as follows:

  I. Statement of Principles

  The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair the firm's independence from the Company. Unless a type of service has received pre-approval, it will require separate pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels will also require separate pre-approval by the Audit Committee.

  This Policy describes the Audit, Audit-Related, Tax, and All Other services that have the pre-approval of the Audit Committee. For non-audit services, Company management will submit to the Committee for approval a list of non-audit services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. The term of any pre-approval is for 12 months, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will from time to time review and, if necessary, revise the list of pre-approved services based on subsequent determinations.

  II. Delegation

  The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

  III. Audit Services

  The annual Audit services engagement terms and fees will be subject to separate pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

  In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent registered public accounting firm reasonably can provide. Company management will submit to the Committee for approval the list of Audit services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. All other Audit services not pre-approved must be separately pre-approved by the Audit Committee.

  IV. Audit-related Services

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements and that are traditionally performed by the independent registered public accounting firm. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the firm and is consistent with the SEC's rules on auditor independence.

  Company management will submit to the Committee for approval the list of Audit-related services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. All other Audit-related services not pre-approved must be separately pre-approved by the Audit Committee.

  V. Tax Services

  The Audit Committee believes that the independent registered public accounting firm can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the firm's independence.

  Company management will submit to the Committee for approval the list of Tax services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. All Tax services involving large and complex transactions not pre-approved must be separately pre-approved by the Audit Committee.

  VI. All Other Services

  The Audit Committee will separately pre-approve those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the firm.

  A list of the SEC's prohibited non-audit services is set forth below. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

  VII. Pre-Approval Fee Levels or Budgeted Amounts

  Pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm will be established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts will require separate pre-approval by the Audit Committee.

  VIII. Procedures

  Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Corporate Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this policy.

  IX. Supporting Documentation

  With respect to each proposed pre-approval service, the independent registered public accounting firm will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

Prohibited Non-Audit Services

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client

  •
  Financial information systems design and implementation

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  •
  Actuarial services

  •
  Internal audit outsourcing services

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

Performance Graph

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG OWENS-ILLINOIS, S&P 500, AND PACKAGING GROUP

        The above graph compares the performance of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and a packaging group consisting of companies with lines of business or product end uses comparable to those of the Company for which market quotations are available.

        The packaging group consists of: Anchor Glass Container Corporation, AptarGroup, Inc., Ball Corp., Bemis Company, Inc., Chesapeake Corp., Constar International Inc., Crown Holdings, Inc., Owens-Illinois, Inc., Sealed Air Corp., Silgan Holdings Inc., Sonoco Products Co., and Vitro Sociedad Anonima (ADSs).

        Anchor Glass Container Corporation was added to the packaging group following its initial public offering late in 2003.

        The comparison of total return on investment for each period is based on the change in market value of the stock, including additional shares assumed purchased through reinvestment of dividends, if any.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 15, 2005 (except as otherwise noted in the footnotes below) by each beneficial owner of more than five percent of the outstanding Common Stock known to the Company, each of the Company's directors, named executive officers and all directors and officers as a group. Gerald J. Lemieux and L. Richard Crawford own 2,500 and 200 shares of the Company's $2.375 Convertible Preferred Stock, respectively, which shares are reflected in the totals shown below at a conversion rate of 0.9491 shares of Common Stock for each share of Convertible Preferred Stock. No other director, nominee for director, named executive officer or other executive officer beneficially owned any of the Company's preferred stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage
FMR Corp.(2) 82 Devonshire Street Boston, Massachusetts 02109	22,646,638		15.0%
Massachusetts Financial Services Company(3) 500 Boylston Street Boston, Massachusetts 02116	17,078,676		11.4
State Street Bank and Trust Company(4) 225 Franklin Street Boston, MA 02110	10,149,233		6.8
Steven R. McCracken	209,162	(5)(6)	0.1
Gary F. Colter(1)	9,446		—
Robert J. Dineen(1)	18,796		—
James H. Greene, Jr.(1)	22,196		—
Anastasia D. Kelly(1)	10,696		—
John J. McMackin, Jr.(1)	19,324		—
Peter J. Robinson(1)	397,000	(5)(6)	0.3
Helge H. Wehmeier	5,000		—
Thomas L. Young(1)	414,311	(5)(6)	0.3
All directors and executive officers as a group (24 persons)(1)	2,856,949	(5)(6)	1.9

(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date if such person has the right to acquire such shares within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information includes: all currently exercisable options granted to Ms. Kelly and Messrs. Colter,

  Dineen, Greene, McMackin, Robinson and Young, and all directors and officers as a group. The number of shares beneficially owned includes the following shares subject to granted options:

Director/Officer	Options
Gary F. Colter	5,000
Robert J. Dineen	6,250
James H. Greene, Jr.	6,250
Anastasia D. Kelly	6,250
John J. McMackin, Jr.	6,250
Peter J. Robinson	315,000
Thomas L. Young	225,000
All directors and officers as a group	1,478,900

  For purposes of this table, Mr. Robinson is deemed to have "beneficial ownership" of 74,000 phantom stock units issued under the Company's Amended and Restated 1997 Equity Participation Plan.

(2)
The Schedule 13G received by the Company from FMR Corp. ("FMR"), Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, indicated that FMR is the beneficial owner of 22,646,638 shares of the Common Stock, with sole power to vote or to direct the vote of 2,046,710 shares and the sole power to dispose or to direct the disposition of 22,646,638 shares. Fidelity is the beneficial owner of 20,600,428 shares of the Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. That number includes 755,275 shares of Common Stock resulting from the assumed conversion of 795,780 shares of the Company's $2.375 Convertible Preferred Stock (0.9491 shares of Common Stock for each share of Convertible Preferred Stock). Edward C. Johnson 3d, FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 20,600,428 shares owned by the Funds. Neither FMR nor Edward C. Johnson 3d, Chairman of FMR, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR is the beneficial owner of 1,960,510 shares of Common Stock as a result of its serving as investment manager of the institutional account(s). That number includes 58,180 shares of Common Stock resulting from the assumed conversion of 61,300 shares of the Company's $2.375 Convertible Preferred Stock (0.9491 shares of Common Stock for each share of Convertible Preferred Stock). Edward C. Johnson 3d and FMR, through its control of Fidelity Management Trust Company, each has sole dispositive power over 1,960,510 shares and sole power to vote or to direct the voting of 1,960,510 shares.

(3)
The Schedule 13G received by the Company from Massachusetts Financial Services Company ("MFS") indicated that MFS, together with certain other non-reporting entities, is the beneficial owner of 17,078,676 shares of the Common Stock, with sole power to vote or to direct the vote on 16,476,786 shares and the sole power to dispose or to direct the disposition of 17,078,676 shares. That number includes 142,365 shares of Common Stock resulting from the assumed conversion of 150,000 shares of the Company's $2.375 Convertible Preferred Stock (0.9491 shares of Common Stock for each share of Convertible Preferred Stock).

(4)
The Schedule 13G received by the Company from State Street Bank and Trust Company ("State Street"), acting in various fiduciary capacities, indicated it is beneficial owner of 10,149,233 shares of Common Stock, with sole voting power with respect to 1,224,697 shares of Common Stock, shared voting power with respect to 8,924,536 shares of Common Stock, sole dispositive power with respect to

  0 shares of Common Stock, and shared dispositive power with respect to 10,149,233 shares of Common Stock. The majority of the shares with respect to which State Street is the beneficial owner are owned on behalf of (a) the Owens-Illinois Stock Purchase and Savings Program, and (b) the Owens-Illinois Long Term Savings Plan.

(5)
The table includes the number of shares of Common Stock that Steven R. McCracken, Thomas L. Young, and all directors and officers as a group held in the Stock Purchase and Savings Program as of January 31, 2005. No shares are held in such program for Peter J. Robinson.

(6)
The number of shares shown as beneficially owned includes the following number of shares of unvested restricted stock over which the following persons or group had voting, but not investment, power as of February 15, 2005;

Officer	Shares
Steven R. McCracken	155,000
Thomas L. Young	100,000
All directors and officers as a group	738,769

  The number of shares shown as beneficially owned by Mr. Robinson also includes 74,000 phantom stock units issued under the Company's Amended and Restated 1997 Equity Participation Plan.

PROPOSAL 2
APPROVAL OF THE COMPANY'S
2005 INCENTIVE AWARD PLAN

General

        The Board of Directors (the "Board") has adopted, subject to share owner approval, the Owens-Illinois 2005 Incentive Award Plan (the "2005 Plan") for employees and consultants of the Company and its subsidiaries. The 2005 Plan will become effective when the 2005 Plan is approved by the affirmative vote of the holders of the majority of our Common Stock present, or represented, and entitled to vote thereon at the Annual Meeting of Share Owners.

        The Board believes that the 2005 Plan will promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company share owners and by providing participants with an incentive for outstanding performance.

        The 2005 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and cash performance bonus awards to eligible individuals. A summary of the principal provisions of the 2005 Plan is set forth below. The summary is qualified by reference to the full text of the 2005 Plan, which is attached as Annex A to this Proxy Statement.

Administration

        The 2005 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants who are "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). The Compensation Committee will include at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" pursuant to Section 162(m) of the Code.

        The Compensation Committee will have the exclusive authority to administer the 2005 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture provisions applicable to any performance-based awards.

Eligibility

        Persons eligible to participate in the 2005 Plan include employees and consultants of the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

        An aggregate of 7,000,000 shares of Common Stock is available for issuance under the 2005 Plan. A total of 1.75 shares will be counted against this limit for each share issued under the Plan in a form other than that of an option or stock appreciation right. Following the Board's adoption of the 2005 Plan, the Company anticipates making one additional series of awards under the Company's Amended and Restated 1997 Equity Participation Plan (the "1997 Plan"). Such awards shall not exceed, in the aggregate,

800,000 shares issuable upon exercise of non-qualified stock options, 100,000 shares granted as time-vested restricted stock, and 250,000 shares granted as performance-based restricted stock. If the Company's share owners approve the 2005 Plan, all shares that are available for grant under the 1997 Plan immediately prior to such share owner approval will cease to be available for grant and will not be added to the number of shares available for awards under the 2005 Plan. The shares of Common Stock covered by the 2005 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2005 Plan. The payment of dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2005 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2005 Plan. Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation will not be added back to the total number of shares available for grants under the 2005 Plan.

        The maximum number of shares of Common Stock that may be subject to one or more awards to a participant pursuant to the 2005 Plan during any calendar year is 700,000 shares. As of March 14, 2005, the record date, the closing price of the Common Stock on the NYSE was $25.60 per share.

Awards

        The 2005 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2005 Plan. See the Summary Compensation Table and Option Grants in Last Fiscal Year above for information on prior awards to named executive officers.

        Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2005 Plan. The option exercise price of all stock options granted pursuant to the 2005 Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event more than ten years and one day after their date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

        Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of Common Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof) or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an

"executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act (pertaining to impermissible loans and extensions of credit to "executive officers").

        Restricted stock may be granted pursuant to the 2005 Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Compensation Committee (which may be zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

        Stock appreciation rights (each, a "SAR") may be granted pursuant to the 2005 Plan, either alone or in tandem with other awards. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be paid in cash or stock, however, additional conditions may apply to cash payments to ensure that these payments comply with Section 409A of the Code (pertaining to deferred compensation).

        The other types of awards that may be granted under the 2005 Plan include performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and cash performance bonus awards. Cash performance bonus awards payable to a participant during any fiscal year of the Company shall not exceed $5,000,000.

        The 2005 Plan has been designed to permit the Compensation Committee to grant equity and cash awards that will qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. The Compensation Committee may grant "performance-based compensation" awards to employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code ("Covered Employees"), to preserve the deductibility of these awards for federal income tax purposes (see additional discussion of deductibility requirements under "Federal Income Tax Consequences" below). "Performance-based compensation" awards vest or become exercisable upon the attainment of specific performance targets that are pre-established by the Compensation Committee and are related to one or more of the performance goals (described below) set forth in the 2005 Plan. Participants are only entitled to receive payment for a "performance-based compensation" award for any given performance period to the extent that such pre-established performance goals for the period are satisfied.

        The pre-established performance goals must be based on one or more of the following performance criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share of stock; (v) book value per share of stock; (vi) return on equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) cost reduction goals; (xx) return on sales; (xxi) gross margin; (xxii) debt reduction; (xxiii) new product launches; (xxiv) completion of joint ventures, divestitures, acquisitions or other corporate transactions; (xxv) new business or expansion of customers or clients; or (xxvi) productivity improvement. The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the Compensation Committee may adjust, modify or amend the above business criteria, either in establishing any performance goal or in determining the extent to which any performance goal has been achieved. With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Changes in Capital Structure

        In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the Common Stock or the share price of the Common Stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2005 Plan, the Compensation Committee may make proportionate adjustments, in its discretion, to: (i) the aggregate number and types of shares of stock that may be issued under the 2005 Plan; (ii) the terms and conditions of any outstanding awards (including any applicable performance targets); and/or (iii) the grant or exercise price for any outstanding awards.

        In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, the Compensation Committee, may, in its discretion, subject to the terms of the 2005 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2005 Plan or with respect to any award: (i) provide for either the payment and termination of the award or the replacement of the award; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the awards; and/or (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Change in Control

        In the event of a "change in control" (as defined in the 2005 Plan), the Compensation Committee, may, in its discretion and subject to applicable law, with respect to any or all outstanding awards: (i) cause such awards to vest and become exercisable; (ii) cause forfeiture conditions applicable to such awards to lapse; (iii) permit the exercise of such awards during a specified period of time; and/or (iv) cause such awards to terminate at a specified time. Awards that remain outstanding following a merger or consolidation in which the Company is the surviving corporation shall, after the consummation of such merger or consolidation, apply to the securities that a holder of the number of shares of Common Stock subject to each such award would have received in such merger or consolidation.

Amendment and Termination

        The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2005 Plan at any time; provided, however, that share owner approval will be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2005 Plan, to permit the Compensation Committee to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years and one day from the date of grant. In addition, absent share owner approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2005 Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

        In no event may an award be granted pursuant to the 2005 Plan on or after March 24, 2015, the tenth anniversary of the date the Board approved the 2005 Plan.

Federal Income Tax Consequences

        With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

        The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

        In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified plans) for certain executives who are "covered employees" (as defined in Section 162(m) of the Code) exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based compensation." Under Code Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards, including cash awards, may only qualify as "performance-based compensation" if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board (composed of at least two "outside directors," as defined in Code Section 162(m)) and related to performance goals approved by the Company's share owners.

New Plan Benefits

        No awards will be granted pursuant to the 2005 Plan until it is approved by the Company's share owners. In addition, awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2005 Plan or the benefits that would have been received by such participants if the 2005 Plan had been in effect in the year ended December 31, 2004.

Section 409A of the Code

        Recently enacted Section 409A of the Code regulating nonqualified deferred compensation plans may apply to certain aspects of the 2005 Plan. The U.S. Treasury Department is currently expected to issue regulations interpreting this legislation in June 2005. Based on this and any other guidance issued after the adoption of the 2005 Plan, to the extent that the Compensation Committee determines that the 2005 Plan or any award granted under the 2005 Plan may become subject to Section 409A of the Code, the Compensation Committee may take such action as it deems necessary and appropriate to either cause the 2005 Plan and any awards comply with the requirements of Section 409A or to structure the 2005 Plan and such awards so as to avoid the applicability of Section 409A. Such actions may include, but shall not be limited to, amendment of the 2005 Plan or any award agreement outstanding under the Plan or the adoption of other policies and procedures as the Compensation Committee deems necessary and appropriate.

Vote Required

        Adoption of the 2005 Plan requires approval by holders of a majority of the outstanding shares of Company Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Share Owners.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005 EQUITY INCENTIVE AWARD PLAN.

GENERAL INFORMATION

Outstanding Stock

        An aggregate of 151,668,551 shares of the Company's Common Stock was outstanding at the close of business on March 14, 2005. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. Shares of Common Stock held by the trustee under the Company's 401(k) plans must be voted by the trustee in accordance with written instructions from participants in such plan or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares for which instructions were received from participants. No other securities are entitled to be voted at the Annual Meeting.

Revocability of Proxies

        Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing or at the 2005 Annual Meeting.

Solicitation Costs

        The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board's recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

Voting Procedures

        A majority of the shares entitled to vote constitutes a quorum at a meeting of the share owners. If a quorum is present, the vote of a plurality of the votes cast by the shares entitled to vote is necessary for the election of directors. Approval of the 2005 Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Approval of the 2005 Plan also requires that the holders of a majority of the shares entitled to vote (as determined in accordance with the rules of the New York Stock Exchange) cast a vote, whether in favor, against or in abstention. The presence of a quorum, either in person or by proxy, and the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required to take most other actions.

        If shares are held in a brokerage account or by another nominee, the share owner is considered the "beneficial owner" of shares held in "street name", and these proxy materials are being forwarded to the share owner by the broker or nominee (the "record holder") along with a voting instruction card. The beneficial owner has the right to direct the record holder how to vote such shares, and the record holder is required to vote the shares in accordance with such instructions. If the share owner does not give instructions to the record holder, the record holder will be entitled to vote the shares in its discretion on Proposal 1 (Election of Directors), but will not be able to vote such shares on Proposal 2 (Approval of 2005 Incentive Award Plan) and such shares will be considered a "broker non-vote" on that proposal.

        If shares are treated as a broker non-vote or abstention, the shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matters which the broker has not expressly voted. Thus, broker non-votes will not affect the outcome of the voting on Proposal 1 (Election of Directors) but will have the same effect as a negative vote on Proposal 2 (Approval of 2005 Incentive Award Plan). Abstentions also are counted for purposes of determining the minimum number of affirmative votes required for approval of the proposal and, accordingly, have the effect of a vote against that proposal.

        If a quorum is present, abstentions have no effect on the outcome of voting for directors.

Other Matters

        Management of the Company does not know of any matter that will be presented for action at the 2005 Annual Meeting other than the election of directors and approval of the 2005 Plan as presented herein. However, if any other matter should be brought to a vote at the meeting, all shares covered by proxies solicited hereby will be voted with respect to such matter in accordance with the proxy holders' discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission with a copy to the New York Stock Exchange. These reporting persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms which they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no reports were required, all of these reporting persons made all required filings on time during 2004.

Share Owner Proposals and Nominations for 2006 Annual Meeting

        A share owner desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2006 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. Any such proposal must be received by the Company no later than December 1, 2005. The Company requests that all such proposals be addressed to Corporate Secretary, Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666, and be mailed by certified mail, return receipt requested.

        Share owners who submit to the Company evidence of their share ownership may recommend candidates for the Board. Recommendations of candidates for the Board submitted by share owners for consideration for the 2006 Annual Meeting will be considered by the Nominating/Corporate Governance Committee if the Company receives written notice of such recommendations no later than December 1, 2005. The Company requests that all such notices be addressed to the Corporate Secretary, Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. The notice must include certain information about that person being recommended, including (i) age, (ii) business and residence addresses, (iii) principal occupation, (iv) a description of any arrangements or understandings between the share owner and such nominee pursuant to which the nomination is to be made by the share owner and (v) such other information as would be required to be included in a proxy statement soliciting proxies to elect that person as a director. The notice must also contain the consent of the nominee to serve as a director if so elected.

Reports to Share Owners

        The Company has mailed this Proxy Statement and a copy of its 2004 Annual Report to each share owner entitled to vote at the Annual Meeting. Included in the 2004 Annual Report are the Company's consolidated financial statements for the year ended December 31, 2004.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including the financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Owens-Illinois, Inc., Investor Relations, One SeaGate, Toledo, Ohio 43666. The Form 10-K is also available without charge on the Company's website at www.o-i.com.

Toledo, Ohio
April 5, 2005

ANNEX A

OWENS-ILLINOIS, INC.
2005 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

        The purpose of the Owens-Illinois, Inc. 2005 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of, as well as aid Owens-Illinois, Inc. (the "Company") by linking the personal interests of current and future Employees and Consultants to those of Company stockholders. The Plan is intended to incentivise these individuals to continue providing the Company with outstanding performance, to generate superior returns to Company stockholders, and to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1    "Award"    means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2    "Award Agreement"    means any written agreement, contract, or other instrument or document evidencing an Award, including through any electronic medium.

        2.3    "Board"    means the Board of Directors of the Company.

        2.4    "Change in Control"    means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

              (i)  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.5    "Code"    means the Internal Revenue Code of 1986, as amended.

        2.6    "Committee"    means the committee of the Board described in Article 12.

        2.7    "Consultant"    means any consultant or adviser if:

          (a)   The consultant or adviser renders bona fide services to the Company;

          (b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c)   The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        2.8    "Covered Employee"    means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.9    "CSAR"    shall have the meaning set forth in Section 7.2(a).

        2.10    "Deferred Stock"    means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

        2.11    "Disability"    means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.12    "Dividend Equivalents"    means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.13    "Effective Date"    shall have the meaning set forth in Section 13.1.

        2.14    "Eligible Individual"    means any person who is an Employee or a Consultant, as determined by the Committee.

        2.15    "Employee"    means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.16    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

        2.17    "Fair Market Value"    means, with respect to a share of Stock as of a given date: (i) the closing price of a Stock on the principal exchange on which shares of Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

        2.18    "Full Value Award"    means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

        2.19    "Incentive Stock Option"    means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.20    "ISAR"    shall have the meaning set forth in Section 7.3(a).

        2.21    "Non-Employee Director"    means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

        2.22    "Non-Qualified Stock Option"    means an Option that is not intended to be an Incentive Stock Option.

        2.23    "Option"    means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.24    "Other Stock-Based Award"    means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

        2.25    "Participant"    means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.26    "Performance-Based Award"    means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.27    "Performance Bonus Award"    has the meaning set forth in Section 8.8.

        2.28    "Performance Criteria"    means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share of Stock; (v) book value per share of Stock; (vi) return on equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) Stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) cost reduction goals; (xx) return on sales; (xxi) gross margin; (xxii) debt reduction; (xxiii) new product launches; (xxiv) completion of joint ventures, divestitures, acquisitions or other corporate transactions; (xxv) new business or expansion of customers or clients; or (xxvi) productivity improvement. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the Committee may adjust, modify or amend the above business criteria, either in establishing any performance goal or in determining the extent to which any performance goal has been achieved. Without limiting the generality of the foregoing, the Committee shall have the authority, at the time it establishes the performance goals for the applicable Performance Period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of this Plan. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.29    "Performance Goals"    means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.30    "Performance Period"    means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.31    "Performance Share"    means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.32    "Performance Stock Unit"    means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.33    "Plan"    means this Owens-Illinois, Inc. 2005 Incentive Award Plan, as it may be amended from time to time.

        2.34    "Qualified Performance-Based Compensation"    means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.35    "Restricted Stock"    means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.36    "Restricted Stock Unit"    means an Award granted pursuant to Section 8.6.

        2.37    "Securities Act"    shall mean the Securities Act of 1933, as amended.

        2.38    "Stock"    means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.39    "Stock Appreciation Right"    or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.40    "Stock Payment"    means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

        2.41    "Subsidiary"    means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        2.42    "Successor Entity"    shall have the meaning set forth in Section 2.4(c)(i).

ARTICLE 3

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 7,000,000 shares, provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.75 shares for each share of Stock delivered in settlement of any Full Value Award.

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year (measured from the date of any grant) shall be 700,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)   Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

          (b)   Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years and one day. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c)   Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act

          (d)   Evidence of Grant.    All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2.

          (a)   Eligibility.    Incentive Stock Options may be granted only to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder).

          (b)   Exercise Price.    The exercise price per share of Stock shall be set by the Committee; providedthat subject to Section 5.2(d) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

          (c)   Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (d)   Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (e)   Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (f)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        5.3    Substitution of Stock Appreciation Rights.    The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

        5.4    Paperless Exercise.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of options by a Participant may be permitted through the use of such an automated system.

ARTICLE 6

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

        6.2    Issuance and Restrictions.    Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        7.2    Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

        7.3    Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise.

          (b)   An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

        7.4    Payment and Limitations on Exercise.

          (a)   Payment in respect of a Stock Appreciation Right shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

          (b)   To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements to Section 409A of the Code, specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

          (c)   To the extent any payment in respect of a Stock Appreciation Right is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

        8.7    Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        8.8    Performance Bonus Awards.    Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $5,000,000.

        8.9    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

        8.10    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.11    Exercise Upon Termination of Employment or Service.    An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee or Consultant, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

        8.12    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

        8.13    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

        9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        10.4    Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5    Stock Certificates; Book Entry Procedures.

        (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

        (b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.6    Full Value Award Vesting Limitations.    Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.

        (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

        (b)   In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

          (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

          (ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

          (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

          (v)   To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2    Impact of a Change in Control.    Subject to any applicable requirements of Section 409A of the Code, upon or in anticipation of, a Change in Control, the Committee, in its sole and absolute discretion, may (a) cause any and all Awards outstanding hereunder to become fully exercisable, (b) cause all forfeiture conditions to lapse and to terminate at a specific time in the future, including but not limited to the date of such Change in Control, (c) give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine, and/or (d) cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control. In the event that the terms of any agreement between the Company or any Company Subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

        11.3    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

        11.4    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the

Committee may, in its sole and absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights hereunder.

        11.5    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

        12.1    Committee.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable law, rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Notwithstanding the foregoing, the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

        12.2    Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        12.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        12.5    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

        13.1    Effective Date.    The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

        13.2    Expiration Date.    The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification And Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

        14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

        15.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        15.2    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

        15.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

        15.14    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

*  *  *  *  *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Owens-Illinois, Inc. on March 24, 2005.

*  *  *  *  *

        I hereby certify that the foregoing Plan was approved by the stockholders of Owens-Illinois, Inc. on                            , 200    .

        Executed on this            day of                        , 200    .

                      Corporate Secretary

OWENS-ILLINOIS, INC.
This Proxy is Solicited on Behalf of
the Board of Directors

PROXY

        The undersigned hereby appoints James W. Baehren, Jeffrey A. Denker and Matthew G. Longthorne and each of them, or if more than one is present and acting then a majority thereof, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all shares of common stock of Owens-Illinois, Inc. held of record by the undersigned on March 14, 2005, at the Annual Meeting of Share Owners to be held on May 11, 2005, or at any adjournment thereof.

        Election of Directors, Nominees:

Class I:	(01) Anastasia D. Kelly, (02) Steven R. McCracken and (03) John J. McMackin, Jr.

(Please mark this Proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope)

PLEASE EXECUTE THIS PROXY WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR STOCK WILL BE REPRESENTED IN ALL EVENTS AND SO THAT WE MAY HAVE A QUORUM. PLEASE SIGN YOUR NAME ON THE REVERSE SIDE. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN.

☒	Please mark your votes as in this example.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned share owner. If no direction is made, this proxy will be voted FOR the election of the director nominees and FOR Proposal number 2.

        The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

								FOR	AGAINST	ABSTAIN
1.	Election of Directors (Please see reverse)					2.	Approval of the 2005 Incentive Award Plan of Owens-Illinois, Inc.	☐	☐	☐
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	☐ For all nominee(s) except as written above					3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
						Mark box at right if you plan to attend the Annual Meeting.				☐
						Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
						Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.
Signature:	Date:	Signature:	Date:

QuickLinks

VOTING
PROPOSAL 1
ELECTION OF DIRECTORS
The Company's Board of Directors recommends that the share owners vote FOR the three nominees identified below.
Class II: Nominees for 3 Year Term
Class I: Term Expires in 2007
Class III: Term Expires in 2006
DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG OWENS-ILLINOIS, S&P 500, AND PACKAGING GROUP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2 APPROVAL OF THE COMPANY'S 2005 INCENTIVE AWARD PLAN
GENERAL INFORMATION
  ANNEX A
ARTICLE 2 DEFINITIONS AND CONSTRUCTION
ARTICLE 3 SHARES SUBJECT TO THE PLAN
ARTICLE 4 ELIGIBILITY AND PARTICIPATION
ARTICLE 5 STOCK OPTIONS
ARTICLE 6 RESTRICTED STOCK AWARDS
ARTICLE 7 STOCK APPRECIATION RIGHTS
ARTICLE 8 OTHER TYPES OF AWARDS
ARTICLE 9 PERFORMANCE-BASED AWARDS
ARTICLE 10 PROVISIONS APPLICABLE TO AWARDS
ARTICLE 11 CHANGES IN CAPITAL STRUCTURE
ARTICLE 12 ADMINISTRATION
ARTICLE 13 EFFECTIVE AND EXPIRATION DATE
ARTICLE 14 AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 15 GENERAL PROVISIONS